                                                                    EXHIBIT 10.g


                                PROMISSORY NOTE

$4,136,995.00                                           February 10th, 1988


          FOR VALUE RECEIVED, the undersigned COURTYARD BY MARRIOTT LIMITED PARTNERSHIP (the "Borrower"), a Delaware limited partnership whose general partner is CBM ONE CORPORATION, a Delaware corporation, hereby promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO, a national banking association of the United States of America ("Lender"), on the date hereinafter set forth, the principal sum of FOUR MILLION, ONE HUNDRED THIRTY-SIX THOUSAND, NINE HUNDRED NINETY-FIVE AND NO/100 DOLLARS ($4,136,995.00) or so much thereof as may be advanced by Lender hereunder pursuant to the provisions of a Loan Agreement of this date (the "Loan Agreement") among the Borrower, the Lender and another Lender, providing for, among other things, the making of the Loan in the maximum principal amount of $8,273,990.00. This Note evidences the Lender's Original Pro Rata Share of the Loan.

          All capitalized terms used in this Note which are not expressly defined herein shall have the meanings assigned to such terms in the Loan Agreement. This Note constitutes one of the Notes under the Loan Agreement.

          The Borrower promises also to pay as provided in the Loan Agreement interest on the amount of the principal as shall from time to time be outstanding hereunder.

          The outstanding balance of principal and all accrued and unpaid interest shall be due and payable on August 15, 1996.

          All payments of principal and interest are payable in lawful money of the United States of America to the Lender, at its address specified in the Loan Agreement, or at such other address as may be specified in writing by Lender, in immediately available funds. Payments of the Loan shall be applied in the order of priority set forth in the Loan Agreement.

          The principal of this Note may be prepaid, in whole or in part, without premium or penalty, provided that any partial prepayment of the Loan under the Loan Agreement shall be in a minimum aggregate amount as in the Loan Agreement set forth, and that any prepayment, whether in whole or in part, shall be subject to compliance with the provisions applicable to prepayment set forth in the Loan Agreement. Notwithstanding the above, full prepayment shall be made in the event described in the Loan Agreement.

          In case an Event of Default shall occur and be continuing, the principal of this Note and interest accrued thereon may be declared to be due and payable, in the manner and with the effect provided in the Loan Agreement.

          The Borrower also promises to pay all reasonable costs and expenses (including attorneys' fees) actually incurred by the holder or holders of this
Note in enforcing this Note and all collateral securing this Note if any payment of principal or interest under this Note is not made when due.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made by residents of that State to be performed entirely within that State; and the Borrower confirms that the Loan Agreement contains the consent by the Borrower to the jurisdiction of the courts of the State of New York, and of a United States District Court sitting in the State of New York, in any action or proceeding brought in connection with this Note and a consent that service or process in any such action or proceeding may be made in the manner in the Loan Agreement set forth.

          The holder or holders of this Note shall look solely to the collateral security for this Note for payment of the indebtedness evidenced by this Note (including principal and interest) and shall not seek recovery, whether by direct suit, deficiency judgment in foreclosure proceeding, or otherwise, in whole or in part, from any of the partners (general or limited) of the Borrower or any of the assets of such partners; provided, however, that the foregoing exculpation from individual liability shall not be construed to release or impair the indebtedness evidenced by this Note or any of the Borrower's other obligations under any of the other Loan Documents, or the liens and security interests securing such obligations, or any other rights of the Lender except as otherwise stated in this paragraph.

          This Note may not be modified or discharged, nor may compliance with any provision of this Note be waived, except by a writing duly executed by the required parties in the manner provided in the Loan Agreement.

          Time is hereby declared to be of the essence of this Note and any part hereof.

          Presentment for payment, demand, notice of dishonor, protest and notice of protest is hereby waived by the Borrower.

          It is the intention of Borrower and Lenders to comply with the laws of the State of New York pertaining to the rate of interest which may be charged upon indebtedness. Accordingly, it is agreed that, any provision of this Note or of any other Loan Document to the contrary notwithstanding, no such provision shall require the payment of interest in excess of the maximum amount permitted by law. If any interest in excess of such maximum amount is paid, collected or demanded, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither Borrower nor any other party shall be liable in whole or in part for the payment of any such interest which is in excess of the maximum amount permitted by law, (iii) any such excess which may be collected shall be refunded to Borrower and (iv) the effective rate of interest shall automatically be limited to the maximum lawful contract rate, if any, allowed under the applicable usury laws of the State of New York.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered as of the day and Year first above written.



                              COURTYARD BY MARRIOTT LIMITED
                               PARTNERSHIP

                              By:  CBM ONE CORPORATION,
                                   general partner


                              By:
                                   --------------------------
                                     Vice President

Attest:


                    Secretary
-------------------
(CORPORATE SEAL)

                                PROMISSORY NOTE

$4,136,995.00                                               February 10th, 1988

          FOR VALUE RECEIVED, the undersigned COURTYARD BY MARRIOTT LIMITED PARTNERSHIP (the "Borrower"), a Delaware limited partnership whose general partner is CBM ONE CORPORATION, a Delaware corporation, hereby promises to pay to the order of CITIBANK, N.A., national banking association of the United States of America ("Lender"), on the date hereinafter set forth, the principal sum of FOUR MILLION, ONE HUNDRED THIRTY-SIX THOUSAND, NINE HUNDRED NINETY-FIVE AND NO/100 DOLLARS ($4,136,995.00) or so much thereof as may be advanced by Lender hereunder pursuant to the provisions of a Loan Agreement of this date (the "Loan Agreement") among the Borrower, the Lender and another Lender, providing for, among other things, the making of the Loan in the maximum principal amount of $8,273,990.00. This Note evidences the Lender's Original Pro Rata Share of the Loan.

          All capitalized terms used in this Note which are not expressly defined herein shall have the meanings assigned to such terms in the Loan Agreement. This Note constitutes one of the Notes under the Loan Agreement.

          The Borrower promises also to pay as provided in the Loan Agreement interest on the amount of the principal as shall from time to time be outstanding hereunder.

          The outstanding balance of principal and all accrued and unpaid interest shall be due and payable on August 15, 1996.

          All payments of principal and interest are payable in lawful money of the United States of America to the Lender, at its address specified in the Loan Agreement, or at such other address as may be specified in writing by Lender, in immediately available funds. Payments of the Loan shall be applied in the order of priority set forth in the Loan Agreement.

          The principal of this Note may be prepaid, in whole or in part, without premium or penalty, provided that any partial prepayment of the Loan under the Loan Agreement shall be in a minimum aggregate amount as in the Loan Agreement set forth, and that any prepayment, whether in whole or in part, shall be subject to compliance with the provisions applicable to prepayment set forth in the Loan Agreement. Notwithstanding the above, full prepayment shall be made in the event described in the Loan Agreement.

          In case an Event of Default shall occur and be continuing, the principal of this Note and interest accrued thereon may be declared to be due and payable, in the manner and with the effect provided in the Loan Agreement.

          The Borrower also promises to pay all reasonable costs and expenses (including attorneys' fees) actually incurred by the holder or holders of this
Note in enforcing this Note and all collateral securing this Note if any payment of principal or interest under this Note is not made when due.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made by residents of that State to be performed entirely within that State; and the Borrower confirms that the Loan Agreement contains the consent by the Borrower to the jurisdiction of the courts of the State of New York, and of a United States District Court sitting in the State of New York, in any action or proceeding brought in connection with this Note and a consent that service or process in any such action or proceeding may be made in the manner in the Loan Agreement set forth.

          The holder or holders of this Note shall look solely to the collateral security for this Note for payment of the indebtedness evidenced by this Note (including principal and interest) and shall not seek recovery, whether by direct suit, deficiency judgment in foreclosure proceeding, or otherwise, in whole or in part, from any of the partners (general or limited) of the Borrower or any of the assets of such partners; provided, however, that the foregoing exculpation from individual liability shall not be construed to release or impair the indebtedness evidenced by this Note or any of the Borrower's other obligations under any of the other Loan Documents, or the liens and security interests securing such obligations, or any other rights of the Lender except as otherwise stated in this paragraph.

          This Note may not be modified or discharged, nor may compliance with any provision of this Note be waived, except by a writing duly executed by the required parties in the manner provided in the Loan Agreement.

          Time is hereby declared to be of the essence of this Note and any part hereof.

          Presentment for payment, demand, notice of dishonor, protest and notice of protest is hereby waived by the Borrower.

          It is the intention of Borrower and Lenders to comply with the laws of the State of New York pertaining to the rate of interest which may be charged upon indebtedness. Accordingly, it is agreed that, any provision of this Note or of any other Loan Document to the contrary notwithstanding, no such provision shall require the payment of interest in excess of the maximum amount permitted by law. If any interest in excess of such maximum amount is paid, collected or demanded, then in such event
(i) the provisions of this paragraph shall govern and control, (ii) neither Borrower nor any other party shall be liable in whole or in part for the payment of any such interest which is in excess of the maximum amount permitted by law,
(iii) any such excess which may be collected shall be refunded to Borrower and
(iv) the effective rate of interest shall automatically be limited to the maximum lawful contract rate, if any, allowed under the applicable usury laws of the State of New York.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered as of the day and Year first above written.

                              COURTYARD BY MARRIOTT LIMITED
                               PARTNERSHIP

                              By:  CBM ONE CORPORATION,
                                   general partner


                              By:
                                 -----------------------------
                                     Vice President

Attest:


                    Secretary
-------------------
(CORPORATE SEAL)